Additional Paid in Capital	12 Months Ended
Sep. 30, 2024
Additional Paid in Capital [Abstract]
ADDITIONAL PAID IN CAPITAL

Note 16 ADDITIONAL PAID IN CAPITAL

As of September 30, 2024 and 2023, additional paid-in capital in the consolidated balance sheet represented the combined contributed capital of the Group’s subsidiaries.

The shareholders of the Group made capital contribution of nil, $1,835,297 and $69,000 for the years ended September 30, 2024, 2023 and 2022.

During the year, a total of 2,916,667 ordinary shares and 1,458,333 warrants were issued to certain unrelated service providers as their compensation, which vested immediately. The grant date fair value was $0.87-$0.91 per share as quoted closing price. The fair value of the warrants was $1,145,000 on the initial date.